UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 16, 2009
Date of Report (Date of earliest event reported)
ALPHATRADE.COM
(Exact name of registrant as specified in its charter)

NEVADA	000-25631	98-0211652

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

SUITE 116 - 930 WEST 1ST STREET, NORTH VANCOUVER, BRITISH COLUMBIA Canada Canada	V7P 3N4

(Address of principal executive offices)	(Zip Code)
(604) 986-9866
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01 Changes in Registrant's Certifying Accountant
Signatures
EXHIBIT INDEX
EX-23.1 Consents of experts and counsel

Item 4.01. Change in Registrant’s Certifying Accountant

On April 16, 2009, AlphaTrade.Com (the “Company”) dismissed Chisholm, Bierwolf, Nilson & Morrill, LLC (“Chisholm”) as the Company’s independent registered public accounting firm effective immediately.  The dismissal of Chisholm was approved by the Company’s Board of Directors on April 16, 2009.  Except as noted in the paragraph immediately below, the reports of Chisholm on the Company’s consolidated financial statements for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Chisholm on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to the Company’s negative cash-flows from operations and working capital deficit.

During the years ended December 31, 2008 and 2007, and any subsequent period through April 16, 2009, the Company has not had any disagreements with Chisholm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Chisholm’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.  During the years ended December 31, 2008 and 2007, and through April 16, 2009, there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

On April 16, 2009, the Company provided Chisholm with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and requested that Chisholm furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of Chisholm’s letter is attached hereto.

New independent registered public accounting firm

On April 16, 2009 (the “Engagement Date”), the Company engaged HJ & Associates, LLC (“HJ”) as its independent registered public accounting firm for the Company’s fiscal years ended December 31, 2009. The appointment of HJ as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 16, 2009.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with HJ regarding either:

1.                                           the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that HJ  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.                                           any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATRADE.COM
Date: April 20, 2009	By:	/s/ Penny Perfect
Penny Perfect
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-23.1	Consents of experts and counsel